CAVANAL HILL FUNDS

Supplement dated October 17, 2022 to the
Prospectus and Statement of Additional Information of the

Strategic Enhanced Yield Fund
dated December 28, 2021

This Supplement provides notice of the results of the Shareholder vote taken at a Special Meeting of Shareholders of the Cavanal Hill Strategic Enhanced Yield Fund of October 17, 2022.

A majority of the Shareholders of the Cavanal Hill Strategic Enhanced Yield Fund voted to approve the Sub-Advisory Agreement with LM Capital Group, LLC. It is anticipated that the effective date of the engagement of the Sub-Advisor will be December 28, 2022.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.